                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 25, 2003
                                                         (FEBRUARY 22, 2003)
                                                         -------------------


                             RURBAN FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)



       OHIO                        0-13507                     34-1395608
-----------------             -----------------          ----------------------
 (State or other                 (Commission                 (IRS Employer
  jurisdiction                   File Number)              Identification No.)
of incorporation)


                    401 CLINTON STREET, DEFIANCE, OHIO 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)












                         Index to Exhibits is on Page 4.

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              On February 24, 2003, Rurban Financial Corp. ("Rurban") announced that it had entered into a definitive Purchase and Assumption Agreement with First Federal Bank of the Midwest, a wholly-owned subsidiary of First Defiance Financial Corp. The Purchase and Assumption Agreement outlines the sale of assets and assumption of deposits at Rurban's Hancock and Putnam County branches. Under the Agreement, First Federal Bank of the Midwest will acquire approximately $176 million in deposits and $115 million in loans. See the Press Release issued by Rurban on February 24, 2003, included with this filing as
Exhibit 99.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                                  DESCRIPTION
                    --------------                                  -----------
                          2                   Purchase and Assumption Agreement dated February 22, 2003 by and among Rurban Financial Corp., RFC Banking Company and
                                              First Federal Bank of the Midwest

                         99                   Press Release of the Registrant dated February 24, 2003


ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RURBAN FINANCIAL CORP.



Date:  February 25, 2003               By:  /s/ Keeta J. Diller
                                            ------------------------------------
                                            Keeta J. Diller, Vice President,
                                            Corporate Secretary

                                INDEX TO EXHIBITS

       EXHIBIT NUMBER                        DESCRIPTION                                  PAGE NO.
       --------------                        -----------                                  --------
              2               Purchase and Assumption Agreement dated February               *
                              22, 2003 by and among Rurban Financial Corp.,
                              RFC Banking Company and First Federal Bank of
                              the Midwest
             99               Press Release of the Registrant dated February                 *
                              24, 2003

------------
*Filed herewith











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